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                                                                   Exhibit 99.1




                          CONSENT OF PROPOSED DIRECTOR

          I hereby consent to being named in this Registration Statement on Form S-1 as a proposed director of ProCentury Corporation (the "Company") and confirm that I have agreed to serve as a director of the Company if elected.





December 11, 2003                  /s/ Michael J. Endres
                                   ------------------------------------------
                                   Michael J. Endres